SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K


CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): August 1, 2000


AZTEC COMMUNICATIONS GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)


UTAH
(State or Other Jurisdiction of Incorporation)


33-3349                                            87-0430834
(Commission File No.)                       (I.R.S. Employer Identification
No.)


3730 KIRBY DRIVE, SUITE 1200
HOUSTON, TEXAS 77098
(Address of Principal Executive Offices)

(281) 587-4645
(Registrant's Telephone Number, Including Area Code)











ITEM 1.  RESULTS OF DIRECTORS MEETING

         On August 1, 2000, the Registrant held a Board meeting to discuss various issues concerning the Company. Notice of the meeting was waived. After calling the meeting to order the Chairman for the meeting, L. Mychal Jefferson II, accepted the resignation of John Schwarz as Director, effect August 1, 2000, due to personal needs. The Board then requested that Mr. Schwarz remain serving in an honorary position, until a new Director was found.

     The President thereupon declared that the resolution(s) had been duly adopted.

     There being no further business, upon motion, the meeting was adjourned.

ITEM 2. NEW DIRECTOR

     On November 29, 2000, the Registrant held a Board meeting to discuss the appointment of a new director. Notice of the meeting was waived. After calling the meeting to order the Chairman for the meeting, L. Mychal Jefferson II, the board elected Terry Roberts as a Director. Mr. John Schwarz ceased serving as a board consultant.

     The President thereupon declared that the resolution(s) had been duly adopted.

     There being no further business, upon motion, the meeting was adjourned.


ITEM 3.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)     Pro forma financial information.  Not applicable.

         (c)     Exhibits.

                 1.
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AZTEC COMMUNICATIONS GROUP, INC.



Date: January 15, 2001                     By   /s/   L. Mychal Jefferson II
                                          ------------------------------------
                                          L. Mychal Jefferson II, President